Numerex Corp. Contact:
Ken Gayron  (770) 615-1410

EXHIBIT 99.1

Press Release

For Immediate Release

Numerex Reports First Quarter 2016 Financial Results
New Business Model Results in Positive Impact, Company Positioned for Return to Growth in Q4 2016

ATLANTA, GA, May 9, 2016—Numerex Corp (NASDAQ:NMRX), a leading provider of managed enterprise solutions enabling the Internet of Things (IoT), today announced financial results for the first quarter ended March 31, 2016.

“Although we remain in a transition period, the threshold changes we have implemented the past quarter, along with our business model shift to a higher percentage of managed services and higher targeted ARPU, is starting to have a positive impact on our financial results. While we anticipate the next two quarters of 2016 will continue to show revenue challenges - specifically 2G migration issues and our transition to become a more customer centric organization - we believe that progress will be reflected as we migrate from our prior business model to the current one,” said Marc Zionts, Chief Executive Officer.

“Furthermore, we believe that the business should entirely turn the corner and return to growth in Q4 2016 as demonstrated in our Key Performance Indicators (KPIs). These KPI’s include, revenue growth, gross margin growth, EBITDA growth, subscriber growth, ARPU growth and free cash flow improvements,” Zionts continued.

Q1 of 2016 Comparisons to Q4 of 2015

•	Net revenues in Q1 of 2016 were $18.1 million compared to $18.8 million in Q4 of 2015 representing a 4% sequential decline.
•	Subscription and Support revenues were $15.0 million in Q1 of 2016, compared to $15.5 million in Q4 of 2015.
•	Recurring Revenue as a percentage of Total Revenue of 83.0% in Q1 of 2016 compared to 82.5% in Q4 of 2015.
•
Gross Margin of 62.0% on Subscription and Support Revenue in Q1 of 2016, compared to 63.3% in Q4 of 2015. Absent the one-time credit of $0.2M in Q4 of 2015, gross margin on subscriptions and support was unchanged.

•	Net loss was $2.3 million in Q1 of 2016 compared to a net loss of $2.4 million in Q4 of 2015.
•	Adjusted EBITDA in Q1 of 2016 was $0.9 million compared to $2.0 million in Q4 of 2015.

Q1 of 2016 Comparisons to Q1 of 2015

•	Net revenues in Q1 of 2016 were $18.1 million compared to $21.7 million in Q1 of 2015.
•	Subscription and Support revenues were $15.0 million in Q1 of 2016, compared to $16.5 million in Q1 of 2015.
•	Recurring Revenue as a percentage of Total Revenue of 83.0% in Q1 of 2016 compared to 76.2% in Q1 of 2015.
•	Gross Margin of 62.0% on Subscription and Support Revenue in Q1 of 2016, compared to 59.4% in Q1 of 2015.
•	Net loss was $2.3 million in Q1 of 2016, compared to net loss of $620 thousand in Q1 of 2015.
•	Adjusted EBITDA in Q1 of 2016 was $0.9 million compared to $2.3 million in Q1 of 2015.

Financial Metrics

	Three Months Ended
GAAP Measures	March 31,	December 31,	March 31,
($ in millions, except per share data)	2016	2015	2015
Net revenues	$18.1	$18.8	$21.7
Subscription and support revenues	$15.0	$15.5	$16.5
Recurring revenue - subscription and support revenues as a percentage of total revenue	83.0%	82.5%	76.2%
Gross margin -- subscription and support revenues	62.0%	63.3%	59.4%
Net loss	$(2.3)	$(2.4)	$(0.6)
Basic and diluted loss per share	$(0.12)	$(0.13)	$(0.03)

Non-GAAP Measures*

Adjusted EBITDA	$0.9	$2.0	$2.3
Adjusted EBITDA as a percent of total revenue	4.8%	10.5%	10.5%
Adjusted EBITDA per diluted share	$0.04	$0.10	$0.12
______________
* Refer to the section of this press release entitled "Non-GAAP (Adjusted) Financial Measures" for a discussion of these non-GAAP items and a reconciliation to the most comparable GAAP measure.

Quarterly Conference Call
Numerex will discuss its quarterly results via teleconference today at 4:30 p.m. Eastern Time. Please dial (877) 303-9240 or, if outside the U.S. and Canada, (760) 666-3571 to access the conference call at least five minutes prior to the 4:30 p.m. Eastern start time. The conference ID is 91656719. A live webcast of the call will also be available at http://investor.numerex.com/. The audio replay will be posted two hours after the end of the call under the Investor Relations section of the Company’s website or by dialing (855) 859-2056 or (404) 537-3406 if outside the US and Canada and entering the conference ID 6445 0661. The replay will be available for the next 10 days.

About Numerex
Numerex Corp. (NASDAQ:NMRX) is a leading provider of managed enterprise solutions enabling the Internet of Things (IoT). The Company's solutions produce new revenue streams or create operating efficiencies for its customers. Numerex provides its technology and services through its integrated platforms, which are generally sold on a subscription basis. The Company offers a portfolio of managed end-to-end IoT solutions including smart devices, network connectivity and service applications capable of addressing the needs of a wide spectrum of vertical markets and industrial customers. The Company's mission is to empower enterprise operations with world-class, managed IoT solutions that are simple, innovative, scalable, and secure. Numerex is ISO 27001 information security-certified, highlighting the Company's focus on data security, service reliability and around-the-clock support of its customers. For additional information, please visit www.numerex.com.

This press release contains, and other statements may contain, forward-looking statements with respect to Numerex future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding growth trends and activities. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "assume," "strategy," "plan," "outlook," "outcome," "continue," "remain," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. Numerex cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date of this press release, and Numerex assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance.

The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: our inability to capture greater recurring subscription revenues; our ability to efficiently utilize cloud computing to expand our services; the risks that a substantial portion of revenues derived from contracts may be terminated at any time; the risks that our strategic suppliers and/ or wireless network operators materially change or disrupt the flow of products or services; variations in quarterly operating results; delays in the development, introduction, integration and marketing of new products and services; customer acceptance of services; economic conditions resulting in decreased demand for our products and services; the risk that our strategic alliances, partnerships and/or wireless network operators will not yield substantial revenues; changes in financial and capital markets and the inability to raise growth capital on favorable terms, if at all; the inability to attain revenue and earnings growth; changes in interest rates; inflation; the introduction, withdrawal, success and timing of business initiatives and strategies; competitive conditions; the inability to realize revenue enhancements; disruption in key supplier relationships and/or related services; and the extent and timing of technological changes.

© 2016 Numerex Corp. All rights reserved. Numerex, the Numerex logo and all other marks contained herein are trademarks of Numerex Corp. and/or Numerex-affiliated companies. All other marks contained herein are the property of their respective owners.

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NUMEREX CORP. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2016	2015	2015
Net revenues:
Subscription and support revenues	$14,984	$15,497	$16,529
Embedded devices and hardware	3,066	3,288	5,149
Total net revenues	18,050	18,785	21,678
Cost of sales, exclusive of a portion of depreciation and amortization shown below:
Subscription and support revenues	5,701	5,682	6,719
Embedded devices and hardware	3,118	3,194	4,853
Gross profit	9,231	9,909	10,106
Operating expenses:
Sales and marketing	2,945	3,310	3,064
General and administrative	4,129	3,690	3,929
Engineering and development	2,247	2,257	2,293
Depreciation and amortization	1,658	1,703	1,654
Impairment of goodwill and other intangible assets	-	1,462	-
Operating loss	(1,748)	(2,513)	(834)
Interest expense	267	203	210
Loss on extinguishment of debt	290	-	-
Other income, net	(43)	(33)	(38)
Loss before income taxes	(2,262)	(2,683)	(1,006)
Income tax expense (benefit)	64	(257)	(386)
Net loss	$(2,326)	$(2,426)	$(620)

Basic and diluted loss per share	$(0.12)	$(0.13)	$(0.03)
Weighted average shares outstanding used in computing diluted loss per share	19,377	19,305	18,993

NUMEREX CORP. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands)
	March 31,	December 31,
	2016	2015
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$11,220	$16,237
Restricted cash	221	-
Accounts receivable, less allowance for doubtful accounts of $716 and $618	8,794	9,237
Financing receivables, current	1,917	1,780
Inventory, net of reserve for obsolescence of $2,715 and $2,706	7,995	7,617
Prepaid expenses and other current assets	2,373	1,887
Deferred tax assets, current	603	603
TOTAL CURRENT ASSETS	33,123	37,361

Financing receivables, less current portion	2,457	2,330
Property and equipment, net of accumulated depreciation and amortization of $7,253 and $6,632	4,863	4,795
Software, net of accumulated amortization of $10,369 and $9,503	7,247	7,146
Other intangible assets, net of accumulated amortization of $17,660 and $17,184	15,261	15,722
Goodwill	43,424	43,424
Other assets	421	409
TOTAL ASSETS	$106,796	$111,187

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$10,768	$11,390
Accrued expenses and other current liabilities	3,544	2,864
Deferred revenues	1,789	1,942
Current portion of long-term debt, net of debt issuance costs	-	3,600
TOTAL CURRENT LIABILITIES	16,101	19,796

Long-term debt, net of debt issuance costs, less current portion	15,956	15,309
Deferred tax liabilities, noncurrent	1,655	1,595
Other liabilities	1,873	1,891
TOTAL LIABILITIES	35,585	38,591

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred stock, no par value; 3,000 authorized; none issued	-	-
Class A common stock, no par value; 30,000 authorized; 20,752 and 20,652 issued; 19,434 and 19,177 outstanding	-	-
Class B common stock, no par value; 5,000 authorized; none issued	-	-
Additional paid-in capital	103,034	102,108
Treasury stock, at cost; 1,316 shares	(5,444)	(5,444)
Accumulated other comprehensive loss	(102)	(117)
Accumulated deficit	(26,277)	(23,951)
TOTAL SHAREHOLDERS' EQUITY	71,211	72,596
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$106,796	$111,187

NUMEREX CORP. AND SUBSIDIARIES
NON-GAAP (ADJUSTED) FINANCIAL MEASURES

Earnings before interest, taxes, depreciation and amortization expenses (EBITDA) and Adjusted EBITDA, which are presented below, are non-GAAP measures and do not purport to be alternatives to operating income as a measure of operating performance. We believe EBITDA, Adjusted EBITDA and Adjusted EBITDA per diluted share are useful to and used by investors and other users of the financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across periods.

We believe that:

•
EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest, income tax, and depreciation and amortization expenses, which can vary substantially from company-to-company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired; and

•
Investors commonly adjust EBITDA information to eliminate the effect of equity-based compensation and other unusual or infrequently occurring items which vary widely from company-to-company and impair comparability.

We use EBITDA, Adjusted EBITDA and Adjusted EBITDA per diluted share:

•	as a measure of operating performance to assist in comparing performance from period-to-period on a consistent basis
•	as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and
•	in communications with the board of directors, analysts and investors concerning our financial performance.

Although we believe, for the foregoing reasons, that the presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, the non-GAAP financial measures should only be considered in addition to, and not as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. The non-GAAP financial measures may not be the same non-GAAP measures, and may not be calculated in the same manner, as those used by other companies.

Adjusted EBITDA is calculated by excluding the effect of equity-based compensation and non-operational items from the calculation of EBITDA. Management believes that this measure provides additional relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

We believe that excluding depreciation and amortization expenses of property, equipment and intangible assets to calculate EBITDA and Adjusted EBITDA provides supplemental information and an alternative presentation that is useful to investors’ understanding of our core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but also they are based on our estimates of remaining useful lives.

Equity-based compensation is an important part of total compensation, especially from the perspective of employees. We believe, however, that excluding the effects of equity-based compensation from non-GAAP financial measures provides supplemental information and an alternative presentation useful to investors’ understanding of our core operating results and trends. Investors have indicated that they consider financial measures of our results of operations excluding equity-based compensation as important supplemental information useful to their understanding of our historical results and estimating our future results.

We also believe that, in excluding the effects of equity-based compensation, our non-GAAP financial measures provide investors with transparency into what management uses to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods and to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

Adjusted EBITDA excludes non-cash and other charges including impairment charges, an unusual reserve for inventory, executive severance and recruiting fees, costs related to an internal ERP systems integration upgrade, a network systems evaluation and acquisition related costs. We believe that these costs are unusual costs that we do not expect to recur on a regular basis, and consequently, we do not consider these charges as a component of ongoing operations

EBITDA and Adjusted EBITDA are not measures of liquidity calculated in accordance with GAAP, and should be viewed as a supplement to – not a substitute for – results of operations presented on the basis of GAAP. EBITDA and Adjusted EBITDA do not purport to represent cash flow provided by operating activities as defined by GAAP. Furthermore, EBITDA and Adjusted EBITDA are not necessarily comparable to similarly-titled measures reported by other companies.

NUMEREX CORP. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED
EBITDA, INCLUDING PER SHARE AMOUNTS

The following table reconciles the specific items excluded from GAAP in the calculation of EBITDA and Adjusted EBITDA for the periods indicated below (in thousands, except per share amounts):

	Three Months Ended
	March 31,	December 31,	March 31,
	2016	2015	2015
EBITDA and Adjusted EBITDA (non-GAAP) (Unaudited)
Net loss	$(2,326)	$(2,426)	$(620)
Depreciation and amortization expense	1,965	2,054	1,881
Interest expense and other non-operating expense, net	514	170	172
Income tax expense (benefit)	64	(257)	(386)
EBITDA (non-GAAP)	217	(459)	1,047
Equity-based compensation expense	621	354	784
Non-cash and other items	20	2,070	453
Adjusted EBITDA (non-GAAP)	$858	$1,965	$2,284

Net loss per diluted share (GAAP)	$(0.12)	$(0.13)	$(0.03)
EDITDA per diluted share (non-GAAP)	0.01	(0.02)	0.06
Adjusted EBITDA per diluted share (non-GAAP)	0.04	0.10	0.12

Weighted average shares outstanding used in computing per share amounts:	19,377	19,305	18,993

As noted above non-cash and other items include impairment charges, reserve for inventory, executive severance and recruiting fees, costs related to an internal ERP systems integration upgrade, a network systems evaluation and acquisition related costs.

Adjusted EBITDA excludes non-cash and other charges including impairment charges, an unusual reserve for inventory, executive severance and recruiting fees, costs related to an internal ERP systems integration upgrade, a network systems evaluation and acquisition related costs. We believe that these costs are unusual costs that we do not expect to recur on a regular basis, and consequently, we do not consider these charges as a component of ongoing operations.

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